SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Canada Southern Petroleum Ltd.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:


 ................................................................................
      2) Aggregate number of securities to which transaction applies:


 ................................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


 ................................................................................
      4) Proposed maximum aggregate value of transaction:


 ................................................................................
      5) Total fee paid:


 ................................................................................
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:


 ................................................................................
      2)  Form, Schedule or Registration Statement No.:


 ................................................................................
      3)  Filing Party:


 ................................................................................
      4)  Date Filed:


 ................................................................................

                         Annual Meeting of Shareholders
                                  June 16, 1999



Dear Shareholder:

         It is a pleasure for us to extend to you a cordial invitation to attend the 1999 Annual General Meeting of Shareholders of Canada Southern Petroleum Ltd. which will be held at The 400 Club, 710 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 0K3 (Telephone 403-265-9660), Wednesday, June 16, 1999 at 10:00 A.M.

         While we are aware that most of our shareholders are unable personally to attend the Annual Meeting, proxies are solicited to insure that each shareholder has an opportunity to vote on all matters scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         In addition to helping us conduct business at the annual meeting, there is an important personal reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a shareholder may be considered "missing" if that shareholder has failed to communicate with the Company in writing. To that end, the return of your proxy vote card qualifies as written communication.

         The Notice of Meetings and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions.

         We look forward to seeing you at the meeting.

                                                      Sincerely,


                                                      /s/ M. Anthony Ashton
                                                          M. Anthony Ashton
April 30, 1999                                            President

                         CANADA SOUTHERN PETROLEUM LTD.
                         Suite 1410, One Palliser Square
                              125 Ninth Avenue S.E.
                        Calgary, Alberta, Canada T2G 0P6

                                NOTICE OF MEETING

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Shareholders of CANADA SOUTHERN PETROLEUM LTD. (the "Company") will be held at The 400 Club, 710 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 0K3 on Wednesday, June 16, 1999 at 10:00 A.M., local time, to receive and consider the report of the auditors and the financial statements for the year 1998 and for the following additional purposes:

         1.       To elect one director of the Company;

         2. To appoint independent auditors of the Company for the fiscal year ending December 31, 1999 and to authorize the Board of Directors to fix the remuneration of such auditors; and

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         This notice and proxy statement are being sent to shareholders of record at the close of business on April 30, 1999 together with the enclosed proxy, to enable such shareholders to state their instructions with respect to the voting of the shares. Proxies should be returned in the reply envelope provided.

                                             By Order of the Board of Directors,



                                             Kelly B. Johnson
                                             Secretary

Dated:  April 30, 1999

--------------------------------------------------------------------------------
                                RETURN OF PROXIES

         WE URGE EACH SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES HELD, WHO IS UNABLE TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                         CANADA SOUTHERN PETROLEUM LTD.
                         Suite 1410, One Palliser Square
                              125 Ninth Avenue S.E.
                        Calgary, Alberta, Canada T2G 0P6

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                               GENERAL INFORMATION

         THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CANADA SOUTHERN PETROLEUM LTD. (the "Company") for use at the 1999 Annual General Meeting of Shareholders to be held at The 400 Club, 710 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 0K3 on Wednesday, June 16, 1999 at 10:00 A.M., local time, and at any adjournments or postponements thereof. The notice of meeting, proxy statement and proxy are being mailed to shareholders on or about April 30, 1999.

         The Company expects to solicit proxies primarily by mail. To the extent necessary to assure sufficient representation of shares at the Annual General Meeting proxies may be solicited in person and by telephone at a nominal cost to the Company, and the Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or persons for whom they hold shares and to obtain authority for the execution and delivery of proxies. In addition, the Company has retained the firm of Morrow & Co., Inc. to assist in the distribution of proxy solicitation materials for an estimated fee of U.S. $7,000 plus out-of-pocket expenses. The only other expenses anticipated are the ordinary expenses in connection with the preparation, assembling and mailing and other distribution of the material, which will be borne by the Company.

Voting of Proxies and Record Date

         Unless otherwise specified by the means provided in the enclosed proxy, the shares represented by the proxy will be voted on any business as may properly come before the meeting. If a choice is specified by the means provided in the proxy, the shares represented by the proxy will be voted or withheld from voting in accordance with the specification made. If no choice is specified, the named Proxies will vote such shares at the Annual General Meeting of Shareholders in favor of the election of Mr. Timothy L. Largay as a director of the Company, in favor of appointing Ernst & Young LLP as independent auditors of the Company, and in favor of authorizing the Board of Directors to fix the remuneration of the auditors.

         The proxy also confers discretionary authority with respect to amendments or variations to matters identified in the accompanying Notice of Meeting or other matters which may properly come before the meeting. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

         The total number of  outstanding  shares of the Company was  14,234,740
Limited Voting Shares at April 30, 1999. Two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued shares constitute a quorum. A simple majority of the votes cast is required to approve Proposal Numbers 1 and 2 (as set forth on the form of proxy) at the Annual General Meeting and any other regular business that comes before the Annual General Meeting.

         At each General Meeting of Shareholders, each shareholder is entitled to one vote for each share shown as registered in his name in the list of shareholders, subject, however, to a provision in the Company's Memorandum of Association (Articles of Continuance) to the effect that no person shall vote more than 1,000 shares. Article 8 of the Company's Articles of Continuance provides as follows:

                  8.       Voting Restrictions

                  With respect to any matter to be voted upon at any meeting of Members any one person, hereinafter defined, shall be entitled to vote:

                  (i) with respect to shares registered in his name on the books of the Company which are beneficially owned by him, the number of shares, but in no event more than 1,000;

                  (ii) with respect to shares registered in his name on the books of the Company which he holds as a trustee other than as a nominee, the number of shares but in no event more than 1,000; and

                  (iii) with respect to shares registered in his name as nominee and on instructions from each one person who is the owner thereof a number of shares owned by each such one person but in no event more than 1,000 with respect to each such one person, provided that no such one person shall vote or give instruction as to the voting of more than 1,000 shares in the aggregate.

                  That for all purposes of these Articles:

                  (a)     Any entity or group in the nature of and including:

                          (i)    a corporation, its subsidiaries and affiliates;
                                 or
                          (ii)   a trust; or
                          (iii) two or more trusts created by one person or having substantially the same beneficiaries or remaindermen; or
                          (iv) an association, partnership, joint or common venture; or

                          (v) all shareholders, security holders, officers, directors, members and employees of one person who owns beneficially more than 10% of the shares of the Company;

                                 shall be deemed to be one person;

                  (b) One person who has shares registered in his name who is not a beneficial owner or nominee thereof, shall be deemed to hold such shares as a trustee;

                  (c) No person shall be deemed beneficially to own shares of the Company if such shares are subject to any agreement whereunder any other person either certainly or contingently is or may become entitled to any interest in or right to or control over such shares other than an agreement whereunder such shares are bona fide mortgaged, pledged or charged to any bank, trust company or other lending institution or to any brokerage firm to secure indebtedness;

                  (d) In order to determine the number of shares that any Member is entitled to vote at any meeting of Members, the board of directors may require in or with the notice of the meeting or an adjourned meeting that any Member must provide as a condition precedent to his right to vote, such evidence as the board of directors may require as to the beneficial ownership of the shares held by him; and

                  (e) If the board of directors of the Company decides, or if the chairman for the time being at any meeting of the Members believes that it is in the best interests of the Company that any meeting of Members be adjourned to determine the number of shares that any holder of shares is entitled to vote at such meeting, then the chairman shall on his own motion adjourn once such meeting for a period not exceeding 60 days.

         The list of shareholders is available for inspection during usual business hours at the offices of Daley, Black & Moreira, Suite 401, Toronto-Dominion Bank Building, 1791 Barrington Street, Halifax, Nova Scotia and at the Annual General Meeting of Shareholders. The list of shareholders was prepared as of April 30, 1999, the record date fixed for determining shareholders entitled to notice of the Annual General Meeting of Shareholders. If a person has acquired ownership of shares since that date, he must establish such ownership in order to be included in the list of shareholders entitled to vote. Abstentions and brokers non-votes will be counted neither as votes "in favor" or votes "against" any proposition brought before the meeting.

Revocation of Proxies

         Any shareholder who has given his proxy has the right to revoke the same at any time prior to the voting thereof. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder, or by his attorney authorized in writing, and deposited at the head office of the Company in Calgary, Alberta, Canada, at any time up to and including the last business day preceding the day of the Annual General Meeting of Shareholders to be held on June 16, 1999, or any adjournments thereof, or with the chairman of such meeting on the day of such meeting, or any adjournments thereof.

Nomination of Proxy Holder

         A shareholder has the right to appoint a person to attend and act for him on his behalf at the Annual General Meeting other than the person or persons designated in the enclosed proxy. To exercise this right, the shareholder may insert the name of the desired person in the blank space provided in the proxy and strike out the other names.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO CANADA SOUTHERN PETROLEUM LTD., C/O G&O'D INC, 149 DURHAM ROAD, OAK PARK - UNIT 31, MADISON, CONNECTICUT 06443.

                    PROPOSAL 1. THE ELECTION OF ONE DIRECTOR

         One director is to be elected to hold office for a term of five years which expires at the Annual General Meeting of Shareholders in 2004 pursuant to the Articles of Association of the Company, which established five classes of directors to be elected on a rotating basis at each successive Annual General Meeting of Shareholders. The named Proxies will vote the shares represented by the proxy for the election of Mr. Timothy L. Largay unless otherwise directed. The following table sets forth information concerning the nominee for election and those directors whose terms of office are to continue after the meeting.

                                                                                                                     Other Offices
                              Date Present Term                   Principal Occupation                  Director       Held with
          Name                of Office Expires                  during Last Five Years*                 Since          Company
          ----                -----------------                  -----------------------                 -----          -------

Timothy L. Largay          1999 Annual Meeting       Mr.  Largay was  elected a director  on October      1997         Assistant
                                                     1,  1997  to  complete  the  unexpired  term of                   Secretary
                                                     Mr. Charles  J. Horne who resigned.  Mr. Largay
                                                     has been a partner  in the law firm of  Murtha,
                                                     Cullina,   Richter  and  Pinney  LLP   ("Murtha
                                                     Cullina"),  Hartford,  Connecticut  since 1974.
                                                     He served as a  director  and  Chairman  of the
                                                     Board of Raymond Engineering,  Inc., a publicly
                                                     held defense contractor,  from 1984-1986 and as
                                                     a  director  of  Buell   Industries,   Inc.,  a
                                                     publicly  held   manufacturer  from  1976-1990.
                                                     Mr. Largay  is  also  a  director  of  Magellan
                                                     Petroleum  Corporation ("MPC").  Murtha Cullina
                                                     has been  retained by the Company for more than
                                                     five  years and is being  retained  during  the
                                                     current year.  Age fifty-five.

Directors continuing in office:

M. A. Ashton               2000 Annual Meeting       Mr.  Ashton has served as  President  and Chief      1989         President
                                                     Executive  Officer  since June 4, 1997.  He had
                                                     been Vice President-Exploration  since December
                                                     1988 and was  elected a director  in 1989.  Mr.
                                                     Ashton is a  professional  petroleum  geologist
                                                     with  more  than  thirty  years  experience  in
                                                     exploration  projects in western Canada and the
                                                     United States.  Age sixty-three.

Arthur B. O'Donnell        2001 Annual Meeting       Mr.   O'Donnell   was  elected  a  director  on      1997      Audit Committee
                                                     March 13,  1997 to complete the unexpired  term
                                                     of  Mr.  C.   Dean   Reasoner   who   resigned.
                                                     Mr. O'Donnell,  a CPA,  had been an  officer of
                                                     the   Company  for  many  years  prior  to  his
                                                     retirement in 1994.  Until his  retirement,  he
                                                     had been  President  of G&O'D  INC, a firm that
                                                     provides    accounting    and    administrative
                                                     services to the Company.  Age seventy-four.

Eugene C. Pendery          2002 Annual Meeting       Mr.  Pendery has been  President and a director      1986      Audit Committee
                                                     of Recycled Plastic Products,  Inc., Littleton,
                                                     Colorado,  a  distributor  of fencing and other
                                                     recycled plastic  products,  since 1991. He has
                                                     also  been  associated  with the  oil,  gas and
                                                     mining industries since 1966.  Age sixty-one.

Benjamin W. Heath          2003 Annual Meeting       Mr.  Heath  is  President  and  a  director  of      1956           None
                                                     Coastal   Caribbean   Oils  &  Minerals,   Ltd.
                                                     ("CCO"),   and   a   director   of   MPC.   Age
                                                     eighty-four.

------------------------
* All of the named companies are engaged in oil, gas or mineral exploration and/or development except where noted.

         There are no arrangements or understandings between any director and any other person or persons pursuant to which such director was or is to be selected as a director. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Committees of the Board of Directors:  Attendance at Meetings

         The Audit Committee is comprised of Messrs. O'Donnell and Pendery. The principal duties of the Audit Committee are: the engagement and discharge of auditors, reviewing with the auditors the plan and results of the auditing engagement, reviewing the independence of the auditors and reviewing the adequacy of the Company's system of internal accounting controls. The Board of Directors acting as the Audit Committee met two times during the year ended December 31, 1998.

         The Company has no standing nominating or compensation committees. The functions that would be performed by such committees are performed by the full Board of Directors. During the year ended December 31, 1998, all of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees on which they serve (a total of 15 meetings).

              ADDITIONAL INFORMATION CONCERNING EXECUTIVE OFFICERS
                                  AND DIRECTORS

         Unless otherwise indicated, all dollar figures set forth herein are expressed in Canadian currency.

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. M. A. Ashton, who is President (elected June 4, 1997) and Chief Executive Officer of the Company. No executive officer of the Company received or earned any compensation in excess of U.S. $100,000 or Cdn. $100,000 during the year 1998.

---------------------------------------------------------------------------------------------------------------------
                                             Summary Compensation Table
---------------------------------------------------------------------------------------------------------------------
                                                           Annual Compensation                    Long Term
                    Name and                                                                  Compensation Award
               Principal Position                        Year             Salary ($)           Options/SARs(#)
------------------------------------------------- ------------------- ------------------- ---------------------------
M. A. Ashton                                             1998               75,000                    -
President and Chief Executive Officer                    1997               50,000                    -
---------------------------------------------------------------------------------------------------------------------

Stock Options

         The following table provides information about stock options exercised during the year 1998 and unexercised stock options held by the President of the Company at the end of the year 1998.

-----------------------------------------------------------------------------------------------------------------------
                            Aggregated Option/SAR Exercises in 1998 and December 31, 1998
                                                  Option/SAR Values
-----------------------------------------------------------------------------------------------------------------------
                           Shares                          Number of Unexercised            Value of Unexercised
                          Acquired         Value             Options/SARs (#)                   In-The-Money
                        On Exercise    Realized ($)        at December 31, 1998               Options/SARs ($)
                            (#)                                                             at December 31, 1998
-----------------------------------------------------------------------------------------------------------------------
         Name                                           Exercisable    Unexercisable    Exercisable    Unexercisable
-----------------------------------------------------------------------------------------------------------------------

M . A. Ashton               -0-             -0-           70,000             -            32,000             -
-----------------------------------------------------------------------------------------------------------------------

Compensation of Directors

         Messrs. Heath, Largay, O'Donnell and Pendery each received a director's fee of $25,000 (U.S. $16,250) in 1998. Effective January 1, 1999, each of the named directors will receive a director's fee of $30,000 (U.S. $19,500). In addition, directors will receive $250 (U.S. $163) for each conference call meeting and $500 (U.S. $325) for each meeting requiring travel.

Compensation Committee Interlocks and Insider Participation in Compensation Committee

         The entire board of directors serves as the compensation committee.  M.
A. Ashton is a director and President of the Company.

Board Compensation Committee Report

         The  Compensation   Committee,   consisting  of  the  entire  board  of
directors, submits the following report for the year 1998:

         The Board of Directors does not maintain specific compensation policies applicable to the Company's Chief Executive Officer, and the Board has established no specific relationship between corporate performance and executive compensation. Compensation has been determined based on the skills, experience and leadership the Chief Executive Officer has brought to the performance of his duties, and on his ability to protect, defend and pursue the Company's ability to realize value on the Company's oil and gas interests.

                  M. A. Ashton                  Arthur B. O'Donnell
                  Benjamin W. Heath             Eugene C. Pendery
                  Timothy L. Largay

                              CORPORATE GOVERNANCE

         In 1995, the Toronto Stock Exchange Committee on Corporate Governance in Canada issued a report (the "TSE Report") setting out a series of guidelines for effective corporate governance. These guidelines deal with matters such as the constitution and independence of corporate boards, their function, the role of board committees and the selection and education of board members. The Toronto Stock Exchange now requires that each listed company disclose on an annual basis its approach to corporate governance with reference to the guidelines. The Company's approach to corporate governance is described below.

Mandate of the Board

         The mandate of the board includes:

         (a) approving objectives for the Company and the overall operating and financial plans to achieve them;

         (b) identifying and managing the principal risks of the Company's business;

         (c) verifying the integrity of the Company's internal financial, control and management information systems;

         (d) selecting the Chief Executive Officer and approving the selection of other senior executives; and

         (e) monitoring the Company's communications with shareholders, other stakeholders and the general public.

Composition of the Board

         The TSE Report recommends that the Board of Directors be constituted with a majority of individuals who qualify as unrelated directors. An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company. Four of the Company's directors, Messrs. Heath, Largay, O'Donnell and Pendery, are unrelated. Mr. Largay is a partner in a firm which provides legal services to the Company and receives fees in amounts which are not material to the firm. Mr. Ashton is related, within the meaning of the TSE Report, because he is a member of management. The board does not believe that the factors which result in Mr. Ashton being a related director under the TSE Report interfere with his ability to act with a view to the best interests of the Company.

         The TSE Report recommends that every board of directors should examine its size with respect to its effectiveness. The board believes its present size of five directors is the most effective size at this time. The board has not established an executive committee because of its size.

Board Committees (See also "Committees of the Board of Directors", page 6)

Audit Committee

         The TSE Report recommends that an audit committee of every board be comprised only of outside (non-management) directors. Both Messrs. O'Donnell and Pendery are outside directors.

Nominating Committee

         The TSE Report recommends that the board appoint a committee of outside directors with the responsibility of proposing new nominees to the board. The TSE Report also recommends that the Nominating Committee or the appropriate committee implement a process to assess the effectiveness of the board and the contribution of the individual directors.

         The board believes that the full board of directors should perform these functions because of the relatively small size of the board.

Orientation and Education of New Directors

         The TSE Report recommends an orientation and education program for new recruits to the board. The board believes that given the size and situation of the Company, it provides and will continue to provide the necessary information for a new board member to perform the duties of a director.

Compensation of Directors

         The TSE Report recommends that the board review the adequacy and form of compensation of directors and ensure that the compensation reflects the responsibilities and risk involved in being an effective director. The board reviews the compensation of its members periodically, and believes that the current compensation of directors reflects the recommendation of the TSE Report.

Management's Responsibilities

         The TSE Report recommends that the board develop position descriptions for the board and CEO with definitions of the limits of management's responsibility. Management is responsible for the day to day operations of the Company. Any matters which are material to the Company are discussed and approved by the full board. The senior officers of the Company are required (whenever practicable) to report to the board in a comprehensive manner on any significant proposed activities and transactions of the Company, the progress being made on activities and transactions which have been undertaken, the abandonment of activities or transactions, and the results of all activities and transactions being conducted or which have been concluded. Whenever practicable, all such reports are furnished to the directors in writing and subsequently also orally discussed, whenever their importance justifies.

Independence from Management

         The TSE Report recommends that the board ensure that it can operate independent of management. There are four nonmanagement directors and one management director (who is normally the Chairman of the Board of Directors' Meetings) on the Company's board; therefore, the board believes that it can effectively operate independently of management.

         The TSE Report also recommends that an individual director have the ability to engage an outside advisor at corporate expense in appropriate circumstances. The Board will consider that issue in the event that such a circumstance arises.

Shareholder Relations

         The Company has appointed a representative for shareholders to contact for information, questions or concerns regarding the Company. Company personnel and consultants report to the board on any concerns that have been expressed by shareholders.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with companies in the NASDAQ Market Index and an Industry Group Index. (Media General's Independent Oil and Gas Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                           1993     1994      1995      1996      1997     1998

Canada Southern             100     90.24    124.39    136.59    162.20    95.12
Independent Oil & Gas       100    107.66    117.79    151.80    141.32    91.54
NASDAQ Market Index         100    104.99    136.18    169.23    207.00   291.96

Security Ownership of Certain Beneficial Owners

         The Company knows of no person or group that owns beneficially more than 5% of the outstanding Limited Voting Shares of the Company.

Security Ownership of Management

         The following table sets forth information as to the number of shares of the Company's Limited Voting Shares owned beneficially on April 22, 1999 by directors of the Company and by all executive officers and directors of the Company as a group:

                                       Amount and Nature of
            Name of                    Beneficial Ownership
          Individual               Shares Held                        Percent of
             or Group               Directly          Options            Class

M. A. Ashton                            3,000         130,000              *
Benjamin W. Heath                      10,000          75,000              *
Timothy L. Largay                       3,000          75,000              *
Arthur B. O'Donnell                     1,039          60,000              *
Eugene C. Pendery                      10,000          70,000              *
Directors and Officers as a
  Group (a total of 5)                 27,039         410,000            2.98%
------------------------
*        The percent of class owned is less than 1%.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that during the year ended December 31, 1998, its executive officers and directors complied with all applicable filing requirements.

Changes in Control

         The Company is aware of no arrangement which may at a subsequent date result in a change in control of the Company.

Certain Business Relationships

         Mr. Timothy L. Largay, a director of the Company since October 1, 1997, is a member of the law firm of Murtha, Cullina, Richter and Pinney LLP, which firm has been retained by the Company for more than five years and is being retained during the current year.

         On January 29, 1991, the Company granted interests to certain of its officers, employees, directors, counsel and consultants amounting to an aggregate of 7.8% of any and all benefits to the Company after expenses from the litigation in Canada relating to the Kotaneelee field. The Company has reserved a 2.2% interest in such net recoveries for possible future grants to persons who may include officers and directors of the Company. The following interests were granted directly or indirectly to the directors of the Company:

         Party                                         Interest Granted (%)

         Murtha, Cullina, Richter and Pinney LLP              1.00
         Arthur B. O'Donnell                                   .33 1/3
         Benjamin W. Heath                                     .25

Royalty Interests

         The following director has royalty interests in certain of the Company's oil and gas properties (present or past) which were received directly or indirectly from the Company: Mr. Benjamin W. Heath, interests ranging from 1.772% to 2%; and a trust (in which Mr. Heath has a 54.4% beneficial interest), interests ranging from 7.603% to 7.8%. In each case, the applicable percentage depends on the property on which the royalty is paid.

         During 1998, the Company and third-party operators and/or owners of properties made payments to Mr. Heath in the amount of U.S. $8,300.

                 PROPOSAL 2. APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has proposed that Ernst & Young LLP, which has served the Company since its organization in 1954, be appointed to audit the accounts of the Company for the fiscal year ending December 31, 1999. A vote for or against the appointment of auditors, or the abstaining from such vote may be indicated by checking the appropriate box on the proxy. Unless otherwise specified, the named proxies will vote the shares represented by the enclosed proxy in favor of the appointment of Ernst & Young LLP and to authorize the Board of Directors to fix the remuneration of such auditors. Representatives of Ernst & Young LLP are not expected to be present at the Annual General Meeting.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                              SHAREHOLDER PROPOSALS

         Shareholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 2000 Annual General Meeting of Shareholders must submit the proposal on or before December 30, 1999.

Notice of Business to be Brought Before a Shareholders' Meeting

                  Article 76 of the Company's Articles of Association provide in part that

                  At an ordinary general meeting of the members, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a member. For business to be properly brought before an annual meeting by a member, the member must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a member's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

                  A member's notice to the Secretary shall set forth as to each matter the member proposes to bring before the annual meeting:

                  (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

                  (b) the name and address, as they appear on the Company's books, of the member intending to propose such business;

                  (c) the class and number of shares of the Company which are beneficially owned by the member;

                  (d) a representation that the member is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

                  (e) any material interest of the member in such business.

                  Notwithstanding anything in these Articles to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article 76. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article 76, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Notice by a shareholder under this provision of the Company's Articles of Association must have been received by March 17, 1999. No shareholder has submitted a proposal for the 1999 Annual General Meeting of Shareholders which complied with the above requirements.

         Shareholder proposals relating to the Company's Annual General Meeting of Shareholders must be received by the Company at its principal office, Suite 1410, One Palliser Square, 125 Ninth Avenue S.E., Calgary, Alberta, Canada T2G 0P6. The fact that a shareholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company's Articles of Association and the proxy rules relating to such inclusion.

         The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                             By Order of the Board of Directors,

                                             Kelly B. Johnson
                                             Secretary

Dated April 30, 1999